SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BIOPHAN TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

                           BIOPHAN TECHNOLOGIES, INC.
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies: n/a

      (2)   Aggregate number of securities to which transaction applies: n/a

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: n/a.

      (4)   Proposed maximum aggregate value of transaction: n/a

      (5)   Total fee paid: -0-

[_]   Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date filed:

                           Biophan Technologies, Inc.
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 13, 2004
                         -------------------------------


TO THE STOCKHOLDERS OF BIOPHAN TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), will be held on July 13, 2004, at 10:00 a.m., local time, at the Company's principal executive offices, 150 Lucius Gordon Drive, West Henrietta, NY 14586, for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

         1. To elect five (5) members of the Board of Directors to serve until the 2005 Annual Meeting of Stockholders or until a successor is elected.

         2. To amend the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 80,000,000 to 125,000,000 shares.

         3. To amend the 2001 Stock Option Plan to increase the number of shares of Common Stock available for awards from 7,000,000 to 13,000,000 shares.

         4. To ratify the appointment of Goldstein Golub Kessler LLP as the independent auditors of the Company for the fiscal year ending February 28, 2005.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on June 7, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Guenter H. Jaensch
                                            Chairman of the Board

West Henrietta, New York
Date:  June_____, 2004

                           BIOPHAN TECHNOLOGIES, INC.
                            150 LUCIUS GORDON DRIVE
                         WEST HENRIETTA, NEW YORK 14586
                          ___________________________

                                PROXY STATEMENT
                          ___________________________

                      2004 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 13, 2004

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL

This Proxy Statement is being furnished to the stockholders of BIOPHAN TECHNOLOGIES, INC. ("Biophan" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 13, 2004, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Company's principal executive offices, 150 Lucius Gordon Drive, West Henrietta, New York 14586. Our telephone number is (585) 214-2441.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Annual Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees.

FOR amending the Company's article of incorporation to increase the number of shares of Common Stock authorized to be issued from 80,000,000 to 125,000,000 shares (Proposal No. 2), unless you designate otherwise.

FOR amending the 2001 Stock Option Plan to increase the number of shares available for awards from 7,000,000 shares to 13,000,000 shares (Proposal No.
3), unless you designate otherwise.

FOR the ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for the fiscal year ending February 28, 2005 (Proposal No. 4).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials and the Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004 (the "Last Fiscal Year") are first being mailed to stockholders on or about June ____, 2004.

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on June 7, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 67,074,610 shares of the Company's Common Stock, $.005 par value (the "Common Stock"), were issued and outstanding and held of record by approximately 370 stockholders.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, e-mail or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, appointed for the Annual Meeting, who, with the assistance of Continental Stock Transfer & Trust Company, the Company's transfer agent, will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter. While no definitive statutory or case law authority exists in Nevada as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as Proposal No. 3, the approval of an amendment to increase the number of shares available for awards under the option plan). With respect to a proposal that requires a majority of the outstanding shares (such as Proposal No. 2, the approval of an amendment to the certificate of incorporation to increase the authorized number of shares of common stock), however, a broker non-vote has the same effect as a vote "AGAINST" the proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE 2005 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2005 Annual Meeting of Stockholders, such proposal must be received by the Company no later than April 22, 2005. Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2005 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company if received by the Company after May 4, 2005.

ANNUAL REPORT ON FORM 10-KSB

Our Annual Report on Form 10-KSB for the last Fiscal Year (the "Annual Report") which is mailed to stockholders with this Proxy Statement, contains financial and other information about us and such financial information is incorporated by reference into this Proxy Statement. See "Other Information" below.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The Board currently consists of five directors each of whom serves until the Annual Meeting and until his successor is elected and has qualified. The Company's By-Laws provide that the Board consist of three to nine persons. The Board has fixed five as the number of directors for purposes of this year's Annual Meeting who will serve a one year term until the Annual Meeting of Stockholders to be held in 2005, or until a successor is elected or appointed and qualified or until such director's earlier resignation or removal. The Board reserves the right to increase the size of the Board as provided in the Company's By-Laws.

At this year's Annual Meeting, you are requested to vote for the election of Guenter H. Jaensch, Michael L. Weiner, Robert S. Bramson, Steven Katz and Ross
B. Kenzie. Each of these nominees has consented to serve, and the Board has no reason to believe that the nominees will be unable or unwilling to serve as nominees or as directors if elected. However, if any nominee is unable or unwilling to serve as a director, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. If the Board designates a substitute, shares represented by proxies may be voted for the substitute nominee. Proxies received will be voted "FOR" the election of all nominees unless otherwise directed. Pursuant to applicable Nevada corporation law, assuming the presence of a quorum, five directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy. The age of each nominee is as of June 7, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES NAMED
BELOW.

                                                                   Director
      Name                  Age     Position                       Since
      --------------------------------------------------------------------------
      Guenter H. Jaensch    65      Chairman of the Board          2002

      Michael L. Weiner     56      Chief Executive Officer and
                                    Director                       2000

      Robert S. Bramson     65      Director                       2001

      Steven Katz           56      Director                       2001

      Ross B. Kenzie        72      Director                       2000


GUENTER H. JAENSCH, PH.D. is the former Chairman and CEO of Siemens Pacesetter, Inc., a manufacturer of pacemakers. During his more than 25 years at Siemens, Dr. Jaensch held various senior executive positions prior to running Siemens Pacesetter, including President of Siemens Communications Systems, Inc. from August 1983 to March 1985, Chairman and President of Siemens Corporate Research and Support, Inc. from April 1982 to September 1991, and Chairman and CEO of Siemens Pacesetter, Inc. and Head of the Cardiac Systems Division of Siemens AG Medical Engineering Group from October 1991 to September 1994. Dr. Jaensch holds a Master's Degree in Business Administration and a Ph.D. in Business and Finance from the University of Frankfurt and taught business and statistics at the University prior to joining Siemens in 1969. In 1994, he joined St. Jude Medical as Chairman and CEO of Pacesetter, Inc., a St. Jude Medical Company, and retired in 1995 to manage his personal investments. Since December 1997, he has been a director of MRV Communications, a publicly traded company which is a leading company in the fiber-optic technology business. Dr. Jaensch has been a director of Biophan since March 2002.

MICHAEL L. WEINER began his career at Xerox Corporation in 1975, where he served in a variety of capacities in sales and marketing, including Manager of Software Market Expansion and Manager of Sales Compensation Planning. In 1985, after a ten-year career at Xerox, Mr. Weiner founded Microlytics, a Xerox spin-off company which developed technology from the Xerox Palo Alto Research Center into a suite of products with licenses to many companies. In January 1995, Weiner co-founded and became CEO of Manning & Napier Information Services, a Rochester-based company providing patent analytics, prior art searches, and other services. He held this position until January of 1999. In February 1999, he formed Technology Innovations, LLC to develop and expand certain intellectual property assets. In August, 2000, Technology Innovations, LLC created a subsidiary, Biomed Solutions, LLC, to pursue certain biomedical and nanotechnology opportunities. Mr. Weiner serves on the Boards of Biomed Solutions, LLC, Technology Innovations, LLC, Speech Compression Technologies, LP (an R&D partnership commenced in 1989 to pursue compression technologies), Nanoset, LLC, Myotech, LLC and Nanocomp, LLC. Mr. Weiner holds seven issued patents for inventions which are owned by other companies that employed Mr. Weiner prior to the formation of Biophan. These patents do not involve technology that is competing or will compete with Biophan. Mr. Weiner has been the CEO and a director of Biophan since December 2000.

ROBERT S. BRAMSON is an engineer and patent attorney and, since 1996, has been a partner in Bramson & Pressman, a law firm that focuses on patent and technology licensing matters. Since 1996, he has also been President of VAI Management Corp., a consulting firm that specializes in patent and technology licensing. He is a former head of the Computer and Technology law group of Schnader, Harrison, Segal & Lewis (where he worked from 1968 to 1989); former Vice President and General Patent and Technology Counsel for Unisys (from 1989 to 1990); founder and former CEO of InterDigital Patents Corporation, a patent licensing company (from 1992 to 1995); former Licensing Counsel for Abbott Laboratories (from 1963 to 1966); and has been Adjunct Professor of Patent Law, Computer Law and (presently) Licensing Law at Temple Law School, Rutgers Law School and Villanova Law School at different times (from 1980 to date). Mr. Bramson has been a director of Biophan since July 2001.

STEVEN KATZ is President of Steven Katz & Associates, Inc., a technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing since 1982. From January 2000 until October 2001, Mr. Katz was President and Chief Operating Officer of Senesco Technologies, Inc., a public company engaged in the development of proprietary genes with application to agro-biotechnology. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a biomaterials company. Prior to S.K.Y. Polymers, Inc., Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1980, he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors of USA Technologies, Inc., a publicly held corporation, and several other private companies. Mr. Katz has been a director of Biophan since July 2001.

ROSS B. KENZIE is a former Chairman and Chief Executive Officer of Goldome Bank, from which he retired in June 1989. He was previously Executive Vice President of Merrill Lynch & Co., in its New York worldwide headquarters, and is a former member of the Merrill Lynch & Co. Board of Directors. He is a former director of the Federal Home Loan Bank of New York (from 1984 to 1988) and served on the boards of the National Council of Savings Institutions (from 1982 to 1986), the Federal Reserve Bank of New York, Buffalo Branch (from 1985 to 1987), and the Savings Banks Association of New York State (from 1984 to 1987). Mr. Kenzie was a director of Millard Fillmore Hospitals (from 1982 to 1995)and is currently Past Chairman Emeritus. He served on the Board of the Kaleida Health, Education and Research Foundation (from 1998 to 2000) and is currently on its Investment Committee. He was a director of the Health Systems Agency of Western New York (from 1988 to 1991) and was a member of the Western New York Commission on Health Care Reform (from 1987 to 1990). Mr. Kenzie was a member of the College Council of the State University College at Buffalo (from 1981 to 1998) and served as Chairman. He was a director of the College's Foundation and a member of its Finance Committee (from 1984 to 1998) and is currently on its Investment Committee. He served on the Council of the Burchfield-Penney Art Center (from 1990 to 2001) and the Albright Knox Art Gallery (from 1983 to 1985). He is also a member of the Board and the Chairman of the Investment Committee of the State

University at Buffalo Foundation. Mr. Kenzie currently serves on the boards of several companies, including the publicly held Rand Capital Corporation and many entrepreneurial ventures that are privately held, including the Boards of Members of Biomed Solutions, LLC and Technology Innovations, LLC. Mr. Kenzie has been a director of Biophan since December 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR WHOM YOU ARE ENTITLED TO VOTE.

THE BOARD AND COMMITTEES OF THE BOARD

The Board held six (6) meetings during the Company's fiscal year ended February 29, 2004. The standing committees of the Board are the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee and has not established any specific procedure for selecting candidates for director. There is no established procedure for shareholder communications with members of the Board or the Board as a whole. During fiscal 2004, each of the incumbent directors, during his period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he served.

AUDIT COMMITTEE. The Audit Committee is currently composed of Messrs. Katz (Chairman), Bramson and Kenzie. The Audit Committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the results of the audit engagement, approves professional services provided by the auditors, including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met one time during the Company's fiscal year ended February 29, 2004. Each member of the Audit Committee attended the meeting. The Board of Directors of the Company has determined that Messrs.Katz and Kenzie meet the criteria of the Securities and Exchange Commission as an "audit committee financial expert" and that each member of the Audit Committee is "Independent" as such term is used in
Section 10A(m)(3) of the Securities and Exchange Act of 1934.

COMPENSATION COMMITTEE. The Compensation Committee is currently composed of Messrs. Kenzie (Chairman), Bramson and Katz. The Compensation Committee reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's Stock Option Plan. The Compensation Committee met one time during the Company's fiscal year ended February 29, 2004. Each member of the Compensation Committee attended the meeting.

COMPENSATION OF THE BOARD

Directors who are employees of Biophan do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, are paid an annual cash fee of $3,500 and a per-meeting fee of $1,000. Mr. Jaensch receives an additional $1,500 per month for serving as Chairman of the Board. In addition, non-management directors receive options under the Company's Stock Option Plan. Each director, upon first being elected to the Board, receives an initial grant of options to purchase 20,000 shares, vesting on the first anniversary of the grant, and additional grants of options to purchase 20,000 shares on each succeeding anniversary of such director's election. On October 31, 2003, the board of directors made a special, one-time grant of options to purchase 60,000 shares at an exercise price of $0.18 per share to each non-employee director. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings. Steven Katz receives an additional $3,000 per year for serving as Chairman of the Audit Committee. Otherwise, no additional compensation is paid to directors for serving as members of committees of the Board.

The Company maintains directors and officers liability insurance.

                                 PROPOSAL NO. 2

    AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 80,000,000 TO 125,000,000 SHARES.

The Company's Articles of Incorporation as currently in effect (the "Articles") provide that the Company is authorized to issue eighty million (80,000,000) Common Stock, with a par value of $.005 per share. On May 10, 2004, the Board of Directors authorized an amendment to the Articles to increase the authorized number of Common Stock to one hundred twenty-five million (125,000,000) shares (the "Amendment"). The stockholders are being asked to approve the increase in the number of shares of Common Stock authorized by the Amendment at the Annual Meeting.

As of June 7, 2004, there were 67,074,610 shares of Common Stock issued and outstanding. If all outstanding rights to acquire Common Stock pursuant to outstanding options, warrants, and a stock purchase agreement with SBI Brightline Consulting, LLC, there would be an insufficient number of shares available for other corporate purposes.

The additional Common Stock that would be authorized by the proposed Amendment would have the same rights and privileges as the shares of Common Stock currently authorized and outstanding.

During the fiscal year ended February 29, 2004, the Company engaged in a number of transactions which involved issuance of its Common Stock. In the aggregate during fiscal 2004, the Company issued 9,988,621 shares of Common Stock in connection with the conversion of outstanding debt and contractual obligations. In addition, the Company sold 18,321,697 shares of Common Stock for cash pursuant to various stock purchase agreements and outstanding options and warrants in fiscal 2004. See Item 5 and Item 6 of our Annual Report on Form 10-KSB, delivered with this Proxy Statement, for additional detail regarding the issuances of shares of Common Stock in the last Fiscal Year. Under the currently effective stock purchase agreement with SBI Brightline Consulting, LLC, upon compliance with the terms and conditions set forth in the agreement, the Company may sell up to an additional six million (6,000,000) shares of its Common Stock in the current fiscal year.

In the opinion of the Board, the additional authorized Common Stock will benefit the Company by providing flexibility to the Board, without requiring further action or authorization by the Company's stockholders (except as may be required by law or the rules of any stock exchange on which the Company's securities may then be listed), to issue additional Common Stock from time to time in responding to business needs and opportunities as they arise, or for other proper corporate purposes. These opportunities, needs and purposes might include, for example, the obtaining of capital funds through public and private offerings of Common Stock or of securities convertible into Common Stock and the use of Common Stock in connection with structuring possible acquisitions of businesses and assets. Additionally, the Board, in its discretion, could in the future declare stock splits or stock dividends or, subject to shareholder approval, increase, establish or extend stock option and other stock award plans. The Company evaluates potential acquisitions from time to time. However, the Company has no present plans, arrangements or understandings with respect to possible acquisitions using Company stock and has no present plans for financings other than our existing stock purchase agreement with SBI Brightline Consulting, LLC. The Company is also requesting that stockholders approve an additional six million shares of Common Stock be available for grants under the Company's 2001 Stock Option Plan (see Proposal No. 3, below). No stock splits, dividends or other actions requiring the availability of the additional authorized shares of Common Stock are currently planned.

There are no preemptive rights with respect to the Company's Common Stock and, accordingly, existing stockholders would not have any preferential right to purchase any of the additional shares of Common Stock if and when issued.

Although the Board would only authorize the issuance of additional Common Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of additional authorized shares could have the effect of diluting the voting power or book value per share of the outstanding Common Stock. The issuance of any additional shares will be on terms deemed to be in the best interests of the Company and its stockholders.

If the Amendment is approved by the stockholders at the Annual Meeting, the increase in the number of Common Stock would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Nevada Secretary of State, which filing would take place shortly after the Annual Meeting.

Approval of the proposal to increase the number of authorized Common Stock requires the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not considered Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.


                                 PROPOSAL NO. 3

                      AMEND THE 2001 STOCK OPTION PLAN TO
               INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARDS

The Company's stockholders are being asked to approve an amendment to the Company's 2001 Stock Option Plan (the "Plan") to increase the number of shares available for awards under the Plan from 7,00,000 shares to 13,000,000 shares. On May 10, 2004, the Board adopted a resolution to increase the shares available for award under the Plan.

The Plan, which provides for the granting of options to purchase up to an aggregate of 7,000,000 shares of the Company's authorized but unissued Common Stock (subject to adjustment in certain cases, including stock splits, recapitalization and reorganizations) to the Company's officers, directors, employees and consultants, was first adopted at the Annual Meeting of Stockholders held on July 19, 2001 and amended at the Annual Meeting on August 20, 2003.

The Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions to the Company and compete with those offered by other employers, and to increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Company believes that this amendment to increase the number of shares of Common Stock authorized for issuance under the Plan is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan. The Board believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. Directors and executive officers of the Company are eligible to participate in the Plan and may be considered interested in increasing the number of shares.

The following summary of the Plan, including the proposed amendment, is subject in its entirety to the specific language of the 2001 Plan, as amended. A copy of the Plan is available to any stockholder upon request to the Company's Secretary at the Company's headquarters: 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586, or by calling (585) 214-2441. A copy may also be found with the Company's filings with the Securities and Exchange Commission on its website at www.sec.gov (as Exhibit 10.53 to the Company's Registration Statement on Form SB-2 (No. 333-112678), filed on February 10, 2004).


      PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain individuals of training, experience and ability as officers, key employees, directors and consultants and to furnish additional incentives to such key individuals to promote the Company's financial success by providing them with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value. It is the intent of the Company that such individuals be encouraged to obtain and retain an equity interest in the Company, and each Participant will be specifically apprised of said intent.

      ADMINISTRATION. The Plan will be administered by the Compensation Committee, composed of not less than two directors appointed by the Board. Each member of the Compensation Committee shall, at all times during their service as such, be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee shall have conclusive authority to construe and interpret the Plan and any Award Agreement (as defined in the Plan) entered into thereunder, and to establish, amend and rescind administrative policies for the administration of the Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

      ELIGIBILITY. Those persons eligible to participate in the Plan shall include officers and other key employees, directors and consultants of the Company and its subsidiaries.

      SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in the Plan, the total number of shares of Common Stock available under the Plan shall be 13,000,000 (assuming approval of the proposed amendment).

      PARTICIPATION. The Compensation Committee shall select, from time to time, key employees and consultants who, in the opinion of the Compensation Committee, can further the Plan's purposes, and the Compensation Committee shall determine the type or types of awards to be made to the participants. The terms, conditions and restrictions of each award shall be set forth in an award agreement.

      STOCK OPTIONS. Awards may be granted in the form of non-statutory stock options and incentive stock options.

      RESTRICTED STOCK AWARDS. Awards may also be granted in the form of Restricted Stock (as defined in the Plan). Restricted Stock Awards are subject to such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate.

      CHANGE IN CONTROL. In the event of a "change in control" of the Company, stock options not otherwise exercisable shall become fully exercisable and all restrictions previously established with respect to Restricted Stock Awards will conclusively be deemed to have been satisfied.

      TAX MATTERS. Section 162(m) of the Internal Revenue Code (the "Code") prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the end of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based" compensation under Section 162(m) of the Code. Awards under the Plan qualify as "performance-based" for purposes of
      Section 162(m).

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal anticipated federal income tax consequences of grants under the Plan to recipients and the Company. This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws.

OPTION GRANTS. Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatments for the two types of options are as follows:

      INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories:
      (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
      (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

RESTRICTED STOCK. Generally, a recipient will not recognize income and the Company will not be entitled to a deduction with respect to an award of Restricted Stock until the first to occur of the vesting or the free transferability of such shares. The amount to be included in the recipient's income (and, subject to the discussion of Section 162(m) of the Code below, which may be deductible by the Company) will equal the fair market value of the Restricted Stock on the first day it is freely transferable or vested, not when it is first issued to a recipient, over the amount, if any, paid for such stock. The Company will be entitled to withhold tax from a recipient's salary or from the shares that are no longer subject to restriction in order to satisfy any tax withholding obligation arising from the taxability of the Restricted Stock. A recipient receiving Restricted Stock can elect to include the value of the Restricted Stock, over the amount, if any, paid for such stock, in income at the time it is awarded by making a "Section 83(b) Election" within 30 days after the Restricted Stock is transferred to the recipient.

PLAN BENEFITS. As of June 7, 2004, a total of 6,869,993 options have been awarded under the Plan, of which 3,000,000 have been exercised. Awards of options to purchase 1,475,000 shares of Common Stock have been made under the Plan, subject to stockholder approval of this amendment to the Plan increasing the number of shares of Common Stock available.

                               NEW PLAN BENEFITS

                                          2001 Stock Option Plan
Name and Position                           Number of Shares*
-----------------                           -----------------

Michael L. Weiner
Chief Executive Officer                         300,000

Robert J. Wood
Chief Financial Officer                         125,000

Stuart G. MacDonald
Vice President - Research                       200,000

Jeffrey L. Helfer
Vice President - Engineering                    200,000

Executive Officers as a Group                   825,000

Directors (excluding Executive Officers)
  as a Group                                    240,000

Employees (excluding Executive Officers)
  as a Group                                    125,000
__________________
* Each award was made subject to stockholder approval of the amendment to the Plan increasing the number of shares of Common Stock available for award under the Plan. Each award consisted of stock options to purchase shares of Common Stock at the fair market value on the date of grant, $0.18 per share, vesting in equal annual installments over four years commencing October 31, 2003.

Approval of the amendment to increase the share allocation to the Plan requires the affirmative vote of a majority of Votes Cast. Abstentions and broker non-votes are not considered Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 2001 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR AWARDS FROM 7,000,000 SHARES TO 13,000,000 SHARES. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                                 PROPOSAL NO. 4

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Based on the recommendation of the Audit Committee, the Board has appointed Goldstein Golub Kessler LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending February 28, 2005 and recommends that the stockholders vote FOR confirmation of such appointment. In the event of a negative vote on such ratification, the Audit Committee and the Board will reconsider their appointment. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

It is not anticipated that a representative from Goldstein Golub Kessler LLP, which is located in New York City, Members of the Company's Audit Committee are expected to attend the meeting and will be available to answer questions.

Goldstein Golub Kessler LLP has audited the Company's financial statements annually since the year ended February 28, 2001. The Company has not consulted with Goldstein Golub Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1) Audit Fees
The aggregate fees billed by Goldstein Golub Kessler LLP, our principal accountants, for professional services rendered for the audits of the Company's annual financial statements for the last two fiscal years and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB and for services in connection with SEC registration statements during the last two fiscal years ended February 29, 2004 and February 28, 2003 was $69,386 and $41,500 respectively.

(2) Audit-Related Fees
The Company did not engage its principal accountants to provide assurance and related services during the last two fiscal years.

(3) Tax Fees
The Company did not engage its principal accountants to provide tax compliance, tax advice and tax planning services during the last two fiscal years.

(4) All Other Fees
The Company did not engage its principal accountants to render services to the Company during the last two fiscal years, other than as reported above.

(5) Pre-approval Policies and Procedures
In accordance with its charter, the Audit Committee is required to approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.


THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTNG FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2005. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The table below lists the beneficial ownership of our common stock, as of February 29, 2004, by each person known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and officers and by all of our directors and officers as a group.

Name and Address of                  Number of Shares
Beneficial Owner                    Beneficially Owned       Percent of Class(2)
                                          (1)(2)
------------------------------      ------------------       -------------------

+Guenter H. Jaensch (3)                  801,667                    1.19%
964 Allamanda Drive
Delray Beach, FL 33483

+Michael L. Weiner (4)                 7,058,029                   10.30%
693 Summit Drive
Webster, NY 14580

Wilson Greatbatch (5)                  4,944,461                    7.35%
5935 Davison Road
Akron, NY 14001

+Robert S. Bramson (6)                    65,000                        *
1100 East Hector Street
Suite 410
Consohocken, PA 19428

+Ross B. Kenzie (7)                       65,000                        *
Cyclorama Bldg. Suite 100
369 Franklin Street
Buffalo, NY 14202

+Steven Katz (8)                         120,000                        *
20 Rebel Run Drive
East Brunswick, NJ 08816

Robert J. Wood (9)                       214,583                        *
12 Peachtree Lane
Pittsford, NY 14534

Stuart G. MacDonald (10)                 266,667                        *
4663 East Lake Road
Pultneyville, NY 14538

Jeffrey H. Helfer (11)                   306,667                        *
1153 Hidden Valley Trail
Webster, NY 14580

Technology Innovations,                5,656,501                    8.31%
LLC(12)
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586

Biomed Solutions, LLC(13)              5,355,857                    7.87%
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586

All Officers and Directors as          8,897,613                   12.74%
a group (8 persons)(14)

----------

* Denotes less than one percent.
+ Denotes Member of the Board of Directors.

(1) Except as may be set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) Applicable percentage of ownership is based on 66,864,610 shares outstanding as of May 31, 2004, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Shares subject to options or warrants currently exercisable or exercisable within 60 days after February 29, 2004 are included in the number of shares beneficially owned and are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.

(3) Includes 501,667 shares issuable upon exercise of options and warrants granted to Dr. Jaensch.

(4) Michael L. Weiner is a member and the manager of Technology Innovations, LLC, which is the majority owner of Biomed Solutions, LLC. Mr. Weiner is also the Manager of Biomed. Mr. Weiner's calculation includes 4,175,857 shares owned beneficially and of record by Biomed and 300,644 shares owned beneficially and of record by Technology Innovations. Includes 1,180,000 shares issuable upon exercise of warrants held by Biomed and 491,667 shares issuable upon exercise of options held by Mr. Weiner.

(5) Includes 4,459,468 shares owned of record and beneficially by Greatbatch Gen-Aid, Ltd., an entity owned by Wilson Greatbatch, and 109,993 shares owned by
E. & W.G. Foundation, a private foundation of which Mr. Greatbatch is co-trustee. Also includes 225,000 shares issuable upon exercise of options held by Mr. Greatbatch and 150,000 shares issuable upon exercise of warrants held by Mr. Greatbatch.

(6) Includes 65,000 shares issuable upon exercise of options held by Mr.
Bramson.

(7) Includes 65,000 shares issuable upon exercise of options held by Mr. Kenzie. Does not include shares owned beneficially or of record by Biomed or by Technology Innovations. Mr. Kenzie is the Manager and an equity member of Biophan Ventures, LLC, which is the 43% equity member in Biomed; he is also the Manager of Patent Ventures LLC, which is the Class A Member of Technology Innovations. Mr. Kenzie and Mr. Weiner comprise the Board of Members of Biomed; Mr. Kenzie serves on the Board of Members of Technology Innovations.

(8) Includes 120,000 shares issuable upon exercise of options held by Mr. Katz.

(9) Includes 154,583 shares issuable upon exercise of options and warrants held by Mr. Wood.

(10) Includes 206,667 shares issuable upon exercise of options and warrants held by Mr. MacDonald.

(11) Includes 206,667 shares issuable upon exercise of options and warrants held by Mr. Helfer.

(12) Includes 4,175,857 shares owned beneficially and of record by Biomed and 1,180,000 shares issuable upon exercise of warrants held by Biomed. Technology Innovations, LLC is the majority owner of Biomed Solutions, LLC.

(13) Includes 1,180,000 shares issuable upon exercise of warrants held by Biomed.

(14) Does not include options granted to directors and officers that are contingent on stockholder approval of a proposed increase in the shares reserved for issuance under the 2001 Stock Option Plan.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors and persons who own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based upon our records and other information, the Company believes that, with respect to the year ended February 29, 2004, all filings applicable to our executive officers, directors and greater than ten percent stockholders required by Section 16(a) have been made in a timely manner.


                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

(1) Michael L. Weiner, President and Chief Executive Officer of Biophan, is the Manager and a 42.7% equity member of Technology Innovations, LLC., a 57% equity member of Biomed Solutions, LLC (formerly Biophan, LLC). Mr. Weiner is also the Manager of Biomed. He and Ross Kenzie make up the Board of Members of Biomed. Biomed is the record owner of 662,857 shares of common stock of Biophan; Technology Innovations is the record owner of 300,644 shares of common stock of Biophan. As Manager of Technology Innovations and Biomed, Mr. Weiner has control over these entities. Mr. Weiner is also on the board of Nanoset, LLC, an entity owned in part by Biomed Solutions, and with which we have entered into a technology license agreement.

(2) On December 1, 2000, Biomed received 10,759,101 shares of Biophan's common stock in exchange for its shares of LTR Antisense Technology, Inc. Most of those shares have been distributed to the members of Biomed and their members.

(3) On December 1, 2000, Biomed transferred its MRI-compatible pacemaker patent pending and related technology to Biophan for a future payment of $500,000. This obligation bears interest at 8% per annum from February 28, 2002, and has been extended several times, to June 1, 2004. After June 1, 2004, principal and interest are payable in 12 equal monthly installments. Since November 30, 2002, this entire obligation has been convertible into Common Stock of Biophan at a conversion price equal to the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On February 10, 2004, Biomed transferred $300,000 of this obligation to SBI Brightline Consulting, LLC and converted the remaining balance of $200,000 into shares of our common stock common. On the same date, SBI converted the $300,000 obligation transferred to it into shares of our common stock.

(4) On June 4, 2002, we executed a line of credit agreement with Biomed providing for borrowings up to $250,000. On August 19, 2002, the line was increased by $100,000 and the expiration date thereof for that portion of the line was set at August 19, 2003. The payment date of amounts borrowed under the original line was extended to December 1, 2002. On November 7, 2002, the maturity date of the line was extended until such time as the financing contemplated by the Spectrum stock purchase agreement commenced. It was later extended to June 1, 2004. On February 10, 2004, all outstanding balances under the line of credit were converted to common stock in accordance with the terms of the credit agreement.

(5) Biomed holds warrants to purchase a total of 1,180,000 shares of our common stock. On March 1, 2001, it received warrants to purchase 200,000 shares at an exercise price of $1.00 in consideration of management effort and expense incurred on our behalf. On June 4, 2002, it received warrants to purchase 100,000 shares at an exercise price of $1.00 in consideration of the extension of the due date for the Transfer Agreement payment, and warrants to purchase 75,000 shares at an exercise price of $1.00 in consideration of the grant of the line of credit. (Wilson Greatbatch also received 150,000 warrants in consideration of the extension of the due date of the Transfer Agreement payment. Mr. Greatbatch is the beneficial owner of approximately 7.5% of our outstanding common stock). On August 19, 2002, Biomed received warrants to purchase 30,000 shares in consideration of the increase in the line of credit commitment, and warrants to purchase 275,000 shares for additional extensions of the payment terms of the Transfer Agreement payment. On that date, the exercise price for all 680,000 warrants then held by Biomed was set at the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On November 7, 2002, Biomed was granted warrants to purchase an additional 500,000 shares at an exercise price of $.50 per share in consideration of another extension of the Transfer Agreement payment. Each extension of the Transfer Agreement payment enabled us to retain the MRI-compatible technology that we acquired under the Transfer Agreement. In connection with each issuance of warrants to Biomed, our board of directors determined, without the vote of Mr. Weiner or Mr. Kenzie, that the consideration received by us was fair and adequate consideration for the warrants issued.

(6) During the year ended February 29, 2004, the Company charged Biomed for services of certain Company personnel and charged both Biomed and Technology Innovations for expenses allocable to and paid on their behalf. The total of these charges was $120,081. During the year ended February 28, 2003, Biomed and Technology Innovations paid expenses on our behalf aggregating $128,411. These advances did not bear interest and were subsequently repaid.

(7) On January 1, 2001, Wilson Greatbatch was granted 250,000 options at an exercise price of $.50 for his consulting services to us and 8,333 options at an exercise price of $.50 as former Chairman of the Scientific Advisory Board. As a consultant Mr. Greatbatch assisted us in the development of our photonic pacemaker by providing design and engineering services. The board of directors determined that the value of the consulting services was fair and adequate consideration for the options issued. We recorded compensation expense of $9,200 with respect to those options. Through his ownership of Greatbatch Gen-Aid, Ltd. and his co-trusteeship of a private foundation, E.& W.G. Foundation, he is the beneficial owner of 4,919,509 Common Stock of our common stock. He also received consideration from Biomed in connection with transfer of the MRI-compatible pacemaker technology to Biophan. On June 4, 2002, he received warrants to purchase 150,000 shares of our common stock with an exercise price of $1.00 in consideration of the extension of the payment due under the Transfer Agreement. Greatbatch Gen-Aid holds a 3.5% membership interest (11 Units) in Technology Innovations.

On February 28, 2001, we entered into a research and development agreement with Greatbatch Enterprises Corporation. Mr. Greatbatch is the CEO and majority stockholder of Greatbatch Enterprises. Under the agreement, Greatbatch Enterprises undertook certain technology development and testing, for which we paid Greatbatch Enterprises an aggregate of $297,000. The agreement terminated in December 2002 with the completion of animal testing by Greatbatch Enterprises.

(8) On March 1, 2002, Dr. Guenter H. Jaensch was granted options to purchase 250,000 shares at an exercise price of $.10 per share and on July 16, 2002 was granted additional options to purchase 100,000 shares at an exercise price of $.43 per share, in each case for consulting services he provided to us. As a consultant, Dr. Jaensch assisted us in developing our strategic plan, attended trade shows, and arranged and met with potential customers and strategic partners. The Board of Directors determined that the value of the consulting services was fair and adequate consideration for the options issued. We valued the options at $36,900 and $592,500, respectively.

(9) All transactions discussed above are considered by the Board of Directors to have been consummated on terms approximately equivalent to those that might have prevailed in arms-length transactions with unaffiliated parties under similar circumstances.


                             EXECUTIVE COMPENSATION

The following table summarizes the annual compensation paid to our executive officers ("named executives") during the three years ended February 29, 2004:

                                                                Securities
                                                                Underlying
      Name and Principal Position   Year Ended      Salary    options/SARs
      ---------------------------   ----------      ------    ------------

      Michael L. Weiner, CEO           2/29/04    $175,000         300,000
                                       2/28/03    $175,000         250,000
                                       2/28/02    $150,600              --

      Robert J. Wood, CFO              2/29/04    $129,000         125,000
                                       2/28/03    $109,461          50,000

      Stuart G. MacDonald,
      Vice-President-Research          2/29/04    $153,846         200,000
                                       2/28/03    $116,057         100,000

      Jeffrey L. Helfer,
      Vice-President-Engineering       2/29/04    $153,846         200,000
                                       2/28/03    $113,461         100,000

Columnar information required by Item 402(a)(2) has been omitted for categories where there has been no compensation awarded to, earned by or paid to the named executive required to be reported in the table during fiscal years 2002 through 2004. The securities underlying the stock options consist of Common Stock.

STOCK OPTIONS

On June 22, 2001, the Board of Directors adopted the Biophan Technologies, Inc. 2001 Stock Option Plan. The Option Plan was amended on August 20, 2003. The Option Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The Option Plan is administered by the Compensation Committee of the Board of Directors and authorizes the grant of options for 7,000,000 shares. The Compensation Committee determines the individual employees and consultants who participate under the Plan, the terms and conditions of options, the option price, the vesting schedule of options and other terms and conditions of the options granted pursuant thereto. Non-employee directors participate pursuant to the formula set forth in the Option Plan. Each director receives an initial grant of options to purchase 20,000 shares, vesting on the first anniversary of the grant, and additional grants of options to purchase 20,000 shares on each succeeding anniversary of such director's election. On October 31, 2003, the board of directors made a special, one-time grant of options to purchase 60,000 shares to each non-employee director. As of February 29, 2004, we had granted options to purchase 6,869,993 shares of common stock under the option plan and 3,869,993 were outstanding.

The following table summarizes information concerning stock options granted to the named executives through the last completed fiscal year ended February 29, 2004:

The following table summarizes information concerning stock options granted to the named executive officers during the last completed fiscal year ended February 29, 2004:

                                         Percent of
                          Number of           total
                         securities    options/SARs   Exercise
                         underlying      granted to    or base
                       options/SARs       employees   in price     Expiration
         Name           granted (#)     fiscal year      ($/Sh)          date
-------------------  --------------    ------------   ---------    ----------

Michael L. Weiner    300,000 shares          31.58%        $.18      10/31/13
Robert J. Wood       125,000 shares          13.16%        $.18      10/31/13
Stuart G. MacDonald  200,000 shares          21.05%        $.18      10/31/13
Jeffrey L. Helfer    200,000 shares          21.05%        $.18      10/31/13


No named executive officer exercised options in the fiscal year ended February 29, 2004. The following table presents the number and values of exercisable and unexercisable options as of February 29, 2004:

                                                  Number of
                                                 Securities            Value of
                                                 underlying         unexercised
                                                unexercised        in-the-money
                       Shares              options/ SARs at     options/SARs at
                     acquired                    FY-end (#)          FY-end ($)
                           on      Value       Exercisable/        Exercisable/
        Name         exercise   realized      Unexercisable       Unexercisable
-------------------  --------   --------   ----------------     ---------------

Michael L. Weiner        None         --    401,667/308,333   $384,750/$296,750
Robert J. Wood           None         --    124,583/150,417   $100,787/$137,963
Stuart G. MacDonald      None         --    176,667/223,333   $146,100/$208,900
Jeffrey L. Helfer        None         --    156,667/243,333   $131,900/$223,100

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

Each of Michael L. Weiner, President and Chief Executive Officer; Stuart G. MacDonald, Vice President of Research and Development; Robert J. Wood, Treasurer and Chief Financial Officer;+ and Jeffrey L. Helfer, Vice President of Engineering has entered into Employment Agreements with the Company.

Mr. Weiner's employment agreement dated December 1, 2000, (the "Employment Agreement") has an initial term of three years with subsequent one-year renewal periods. The Employment Agreement may be terminated by the Company for cause (as defined in the Agreement) or upon his death or disability (as defined in the Agreement). In the event of the disability of Mr. Weiner, termination of the Employment Agreement by the Company following a change in control or termination of the Employment Agreement by the Employee for Good Reason, the employee is entitled to receive (i) the unpaid amount of the base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and
(iii) a severance payment equal to one (1) year of his then current salary. In addition, Mr. Weiner will be immediately vested in any options, warrants, retirement plan or agreements then in effect. Good Reason means (i) material change of employee's duties, (ii) material breach by the Company, or (iii) termination of Mr. Weiner related to a change in control.

As used in Mr. Weiner's Employment Agreement, "change in control" means (1) the date of the merger or consolidation of the Company with another entity where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation or
(2) the date of the sale or other disposition of all or substantially all of the assets of the Company.

In the event of termination for cause, all unexercised warrants and options, whether or not vested, will be canceled, and Mr. Weiner will not be eligible for severance payments. In the event of voluntary termination, all unvested warrants and options shall be canceled and he will have three (3) months from the date of termination to exercise his rights with respect to any unexercised but vested options. He will not be eligible for severance payments

The Employment Agreements for each of Mr. MacDonald, Mr. Wood and Mr. Helfer are terminable by either the employee or the Company upon thirty (30) days' notice or by the Company for cause (as defined in their Employment Agreements) or upon the death or disability of the employee. However, each of the aforementioned employees is entitled to receive severance equal to six (6) months' base salary, payable in six (6) equal consecutive monthly installments in the event that the employee is terminated by the Company within ninety (90) days following a change in control. In addition, the employee will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the Employment Agreements for Mr. MacDonald, Mr. Wood and Mr. Helfer, "change in control" means (1) on the date of the merger or consolidation of the Company with another entity where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation; 2) on the date Michael L. Weiner is terminated as CEO of the Company; or (3) on the date of the sale or other disposition of all or substantially all of the assets of the Company.

In the event of termination for cause, all unexercised warrants and options, whether or not vested, shall be canceled, and the employee will not be eligible for severance payments. In the event of voluntary termination, all unvested warrants and options shall be canceled and the employee shall have three (3) months from the date of termination to exercise his rights with respect to any unexercised but vested options.

                      EQUITY COMPENSATION PLAN INFORMATION

The Company has only one equity compensation plan pursuant to which it has granted or is authorized to grant shares of common stock, options to purchase common stock, or similar awards to officers, directors, employees and consultants. The 2001 Stock Option Plan (described above under Proposal No. 3) was approved by stockholders on July 19, 2001.

                         No. of Securities                                   Number of Securities
                         to be Issued           Weighted Average             Remaining Available for
                         Upon Exercise of       Exercise Price of            Future Issuance under
                         Outstanding Options    Outstanding Options          Equity Compensation Plan (1)
                         -------------------    -------------------          ----------------------------
Equity Compensation
Plans Approved by
Stockholders                   3,869,993              $.39                               130,007

Equity Compensation
Plans Not Approved
by Stockholders                -0-                    -0-                                  -0-

(1) Does not include the shares to be made available under the Plan in the event stockholders approve Proposal No. 3.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

The following report is required by the SEC's executive compensation rules in order to standardize the reporting of executive compensation by public companies.

GENERAL

The Board's Compensation Committee (the "Compensation Committee") reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's Stock Option Plan. The Compensation Committee is composed of Messrs. Kenzie (Chairman), Bramson and Katz, each of whom is a non-employee director. None of these individuals has ever been an officer or employee of the Company.

The objectives of the Company's executive compensation policies are (i) to be competitive with pay practices of other companies of comparable size and status, including those in the biotechnology industry and (ii) to attract, motivate and retain key executives who are vital to the long-term success of the Company. The Company's executive compensation currently consists of both fixed annual salary and stock based compensation which align the interests of the Company's executives with the interests of its stockholders.

BASE SALARY

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon independent industry surveys, proxy disclosures, individual leadership, level of responsibility, management skills and industry activities. The Company does not currently have a bonus program for its executives.

STOCK OPTIONS AND RESTRICTED STOCK

In connection with the executive compensation program, long-term incentive awards in the form of stock options and Restricted Stock are available for grant under the Plan. Awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee and the Board grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

The Company believes that, through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding non-qualified stock options, incentive stock option and restricted stock under the Plan. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

Awards of stock options were made to executive officers of the Company in fiscal year 2004, including the Company's Chief Executive Officer, in order to provide appropriate incentive to such persons.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

For fiscal year 2004, the compensation of Michael L. Weiner, the Company's President and Chief Executive Officer, consisted of the same components as the compensation of the other senior executives. As described above, Mr. Weiner received a stock option grant in fiscal 2004. Mr. Weiner's base salary is $175,000, which is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Code provides that certain compensation in excess of $1 million per year paid to a company's chief executive office and the four other most highly paid executive officers may not be deductible by accompany unless it qualifies as performance-based compensation. The Compensation Committee recognizes the benefits of structuring executive compensation so that Section

162(m) does not limit the Company's tax deductions for such compensation, and the Plan has been designed so that the Compensation Committee may award performance-based compensation that is not subject to the limits imposed by
Section 162(m). Under certain circumstances, the Compensation Committee may decide to award executive compensation in an amount and form that is not deductible under Section 162(m), but it has not done so to date.

The foregoing report is given by the members of the Compensation Committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Ross B. Kenzie, Chairman
Steven Katz
Robert S. Bramson

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.



            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board's Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board. The Audit Committee is governed by a written charter approved by the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including receiving the written disclosures and letter from the independent auditors and discussing the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and has considered the compatibility of any non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended February 29, 2004 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the appointment of the Company's independent auditors.

Respectfully submitted,

The Audit Committee of the Board of Directors

Steven Katz, Chairman
Ross B. Kenzie
Robert S. Bramson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                               OTHER INFORMATION

The Company filed its Annual Report on Form 10-KSB with the Securities and Exchange Commission on May 13, 2004. A copy of the Annual Report is included with this Proxy Statement. Specifically, we have incorporated by reference into this Proxy Statement the following information from our Annual Report:

      1. Item 7 - Financial Statements: Consolidated Financial Statements for the year ended February 29, 2004 and the Notes thereto and the Independent Auditor's Report on such Consolidated Financial Statements.

      2. Item 8 - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure. [None]


Additional information concerning the Company is available on the Company's website, www.biophan.com. These materials are also available free of charge in print to investors who request them in writing from the Company's Secretary (at the address on the cover page). Filings which the Company makes with the Securities and Exchange Commission also contain additional information and may be obtained on the SEC's website at www.sec.gov.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Guenter H. Jaensch
                                          Chairman of the Board

Dated: June __, 2004
West Henrietta, New York

                                      PROXY
                           BIOPHAN TECHNOLOGIES, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael L. Weiner and Robert J. Wood, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC. (the "Company") to be held on July 13, 2004 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. If no direction is made, shares will be voted FOR the election of directors named in the proxy and FOR Proposals 2, 3, and 4. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

1.                                  Election of five (5) directors (INSTRUCTION:
                                    TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                    INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                    THE NOMINEE'S NAME IN THE LIST
                                    BELOW)

FOR all nominees listed to the right                 [__]              Michael L. Weiner
(except as marked to the contrary)                                     Guenter H. Jaensch
                                                                       Steven Katz
WITHHOLD AUTHORITY to vote                           [__]              Ross B. Kenzie
for all nominees listed to the right                                   Robert S. Bramson

                                                                                   FOR            AGAINST     ABSTAIN
2. Proposal to amend the Company's Articles                                        [__]            [__]         [__]
         of Incorporation to increase the number of authorized
         shares of Common Stock  to  125,000,000.

                                                     (Continued and to be signed on reverse side)

                                                                                   FOR            AGAINST      ABSTAIN
3.       Proposal to amend the Company's 2001 Stock Option Plan to                 [__]            [__]         [__]
         Increase the number of shares available for awards to 13,000,000.


4.       Proposal to ratify the appointment of  Goldstein Golub Kessler LLP as the [__]            [__]         [__]
         Company's independent auditors for the year ending February 28, 2005.

5.       Transaction of such other business as may properly come                   [__]            [__]         [__]
         before the meeting or any adjournment thereof.

                                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS.

                                                       Dated:  _________________,  2004

                                                       ------------------------------    --------------------------------
                                                       Signature                                   Signature
I will [_] will not [_] attend the Meeting.

                                                       IMPORTANT: Sign the Proxy exactly as your name or names appear on your Common Stock certificate; in the case of Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign.
                                                       Please complete, sign, date, and return this Proxy promptly in the enclosed envelope.

                                     - 24 -